SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUPPLEMENT DATED JANUARY 3, 2005

TO PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, COLUMBIA ALL-STAR TRADITIONS
MFS REGATTA GOLD, MFS REGATTA PLATINUM, MFS REGATTA CHOICE,
MFS REGATTA EXTRA, MFS REGATTA FLEX II, FUTURITY II,
FUTURITY III, SUN LIFE FINANCIAL MASTERS FLEX,
SUNLIFE FINANCIAL MASTERS EXTRA, SUN LIFE FINANCIAL MASTERS ACCESS,
SUN LIFE FINANCIAL MASTERS CHOICE, and MFS REGATTA CHOICE II,

TO PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA ACCESS, MFS REGATTA CLASSIC, MFS REGATTA FLEX-4,
FUTURITY FOCUS, FUTURITY ACCOLADE, FUTURITY FOCUS II,
FUTURITY SELECT FOUR, FUTURITY SELECT FOUR PLUS,
FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM,
and FUTURITY SELECT SEVEN

TO PROSPECTUS DATED APRIL 30, 2002 FOR FUTURITY

AND TO PROSPECTUS DATED MAY 1, 2001 FOR MFS REGATTA

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The section of the prospectus entitled "Puerto Rico Tax Considerations" describes some of the Puerto Rico income tax considerations applicable to Contracts issued in Puerto Rico. This supplement describes some of the U.S. income tax considerations applicable to distributions and withdrawals under such Contracts to residents of Puerto Rico.

As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.